Subsequent Events	12 Months Ended
Dec. 31, 2017
SUBSEQUENT EVENTS [Abstract]
Subsequent Events

NOTE 24 – SUBSEQUENT EVENTS

In March 2018, the Company’s board of directors announced a new distribution policy under which it intends to declare quarterly cash distribution in the amount of $0.02 per unit, or $0.08 annually. The Company announced the first quarterly distribution of $0.02 per unit for the first quarter of 2018, which will be payable on May 14, 2018 to all unitholders of record on May 10, 2018.

In March 2018, Navios Partners agreed to acquire from an unrelated third party, a 2005-built Panamax vessel of approximately 87,000 dwt, for a total purchase price of $12,975. The vessel is expected to be delivered to Navios Partners' owned fleet within the second quarter of 2018.

On March 26, 2018, Navios Partners entered into a new credit facility with Nordea Bank AB, Skandinaviska Enskilda Banken AB and NIBC Bank N.V. (the “March 2018 Credit Facility”) of up to $14,300 (divided into two tranches) in order to finance a portion of the purchase price payable in connection with the acquisition of the two Panamax vessels. The facility matures in the second quarter of 2023 and bears interest at LIBOR plus 300 bps per annum.

On March 13, 2018, Navios Containers closed a private placement of 5,454,546 shares at a subscription price of $5.50 per share, resulting in gross proceeds of approximately $30,000. The net proceeds will be used for general corporate purposes, including vessel acquisitions. Navios Partners invested $14,460 and received 2,629,095 shares. Navios Partners also received warrants, with a five-year term, for 6.8% of the newly issued equity. Following this transaction, Navios Partners owns approximately 36.0% of Navios Containers’ equity.

On February 21, 2018, Navios Partners completed a registered direct offering of 18,422,000 common units at $1.90 per unit and raised gross proceeds of approximately $35,002, of which approximately $5,000 was purchased by Navios Holdings. The net proceeds of this offering, including the placement agent fee and the estimated offering costs of $1,720 in total, were approximately $33,282. Pursuant to this offering, Navios Partners issued 375,959 general partnership units to its general partner. The net proceeds from the issuance of the general partnership units were $714.

In January 2018, Navios Partners agreed to acquire from an unrelated third party, two 2006-built Panamax vessels of approximately 74,500 dwt each, for a purchase price of $22,000. The vessels are expected to be delivered to Navios Partners’ owned fleet within the second quarter of 2018. One of the vessels is chartered out for $9,375 net per day until May/November 2018 and the other vessel is chartered out for $9,844 net per day until March/August 2018.